UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2004
                                                          --------------

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      0-25505                   52-2134774
    ----------------             ------------------             ----------
(State or Other Jurisdiction    (Commission File No.)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)


1115 30th Street, N.W., Washington, D.C.                          20007
----------------------------------------                          -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On April 19, 2004, NCRIC Group, Inc. issued a press release announcing the affirmation of its rating of A- (Excellent) from A.M. Best Company. The press release is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits
        ---------------------------------

     (a)  Financial Statements of businesses acquired. Not Applicable.

     (b)  Pro forma financial information. Not Applicable.

     (c)  Exhibits.

     The following Exhibit is attached as part of this report:

     99.1 Press Release of NCRIC Group, Inc. dated April 19, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NCRIC GROUP, INC.



DATE: April 21, 2004                By:    /s/ Rebecca B. Crunk
                                           ----------------------------------
                                           Rebecca B. Crunk
                                           Senior Vice President
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit No.                                 Description
  -----------                                 -----------

     99.1             Press Release of NCRIC Group, Inc. dated April 19, 2004